1 Acquisition of Tower Bancorp June 21, 2011 Exhibit 99.2

Forward-looking statements
Forward-looking statements
During the course of this presentation, we may make projections and other forward-looking statements including statements regarding the future performance of Susquehanna, the impact of the Tower acquisition and the anticipated closing of the Abington Bancorp, Inc.
acquisition, the timing of the Tower transaction, the business plans and integration efforts once the Tower transaction is complete, Susquehanna’s ability to expand its services and realize growth, efficiencies and cost savings from the acquisition, the expected internal rate of return of the Tower transaction, merger-related expenses, the impact of the transaction on Susquehanna’s market share and capital position, the closing of certain branch locations of Tower and Susquehanna, lack of potential obstacles regarding system conversion, the future financial performance of Susquehanna, and Susquehanna’s financial goals and business outlook for 2011. These forward-looking statements may differ materially from actual results due to a number of risks and uncertainties. For a more detailed description of the factors that may affect Susquehanna’s operating results, we refer you to our filings with the Securities & Exchange Commission, including our quarterly report on Form 10-Q for the quarter ended March 31, 2011, and our annual report on Form
10-K for the year ended December 31, 2010. Susquehanna assumes no obligation to update the forward-looking statements made during this presentation.
For more information, please visit our Web site at:
www.susquehanna.net

Transaction highlights
Transaction highlights
Strong Strategic
Rationale
Superior Financial
Returns
Low Risk
Acquisition of an in-market, growth oriented community bank with favorable demographics in central and southeastern Pennsylvania with $2.2bn of deposits
Strengthens presence in attractive Chester County while building scale in Lancaster and
Harrisburg
—
Top 3 market share in Chester County – wealthiest in PA
Tremendous opportunity for deposit, loan and fee income growth
—
Attractive wealth management division, headquartered in Chester County with
$560mm AUM
—
Small business lending expertise
—
Complementary loan and deposit mix
Seasoned management team with a record of achieving growth
Deploys excess capital generated from Abington acquisition
Approximately 25% IRR
10% accretive to 2013 EPS
Tangible book value earn-back of ~5 years
Comprehensive due diligence process
In-market transaction
Proven track record of integrating acquisitions
Strong pro forma capital and balance sheet

Consideration: Fixed exchange ratio of 3.4696x (resulting in approximately 30.8 million shares issued based on assumed Tower outstanding shares)
Fixed cash amount of $88mm
75% stock and 25% cash¹
Implied transaction value:¹ $345mm
Implied price per share:¹ $28.69 / Premium to closing price: 41%
Board composition: Tower receives 3 seats on the pro forma 20 member Board of Directors
(including Abington transaction), and including 1 seat on the Executive
Committee
Due diligence: Completed
Management Andrew Samuel (Tower CEO) will become President and Chief Revenue
Officer of Susquehanna and will be appointed to the Susquehanna Board;
Jeffrey Renninger (Tower President & COO) and Janak Amin (CEO of
Graystone Tower Bank) to assume senior management positions at
Susquehanna Bank
Required approval: Regulatory approval required
Shareholder approval required for SUSQ and TOBC
Termination fee: $13.5mm (reflects 4% of transaction)
Anticipated closing: 1Q 2012
Transaction overview
Transaction overview
1 Based on Susquehanna stock price as of June 20, 2011; based on diluted shares of 12.0mm

Tower Bancorp overview
Tower Bancorp overview

Headquarters Harrisburg, PA
Branches 49
Total assets ($bn) $2.6
Total deposits ($bn) 2.2
Source: SNL Financial, Tower company filings
Note: Financial data as of March 31, 2011
¹ Financial data as of quarter prior to acquisition close date
² All financial information for periods prior to March 31, 2009 represents historical financials for Graystone Financial Corp., as the accounting acquirer in the reverse merger with Tower Bancorp, Inc.;
2005 financial data reflects the period from September 2, 2005 (inception date of Graystone Tower Bank) to December 31, 2005
Chairman & CEO Andrew Samuel
President & COO Jeffrey Renninger
President of Graystone Tower Bank Janak Amin
Tower First Chester
Close date 3/31/2009 12/10/2010
Deal value $57.8 $49.7
Total assets ($mm) 557 1,136
Total loans ($mm) 419 835
Total deposits ($mm) 421 970
Loans / deposits 92.0%
TCE / TA 8.8%
Tier I Common 11.2%
Tier I 11.9%
NCOs / average loans 0.11%
NPAs / loans + OREO 2.00%
NPLs / loans 1.83%
$38
$196
$359
$525
$1,216
$2,228
$2,300
2005 2006 2007 2008 2009 2010 2011 Q1
Organic growth FNB Greencastle First Chester
Overview
Executive management
Recent acquisitions¹
Balance sheet & capital ratios
Asset quality metrics
Deposit growth²

DE
PA
WV
NJ
DC
Continues Susquehanna’s expansion
into attractive markets
Continues Susquehanna’s expansion
into attractive markets

Susquehanna (222 branches) Abington (20 branches) Tower (49 branches)
York
Adams
Franklin
Fulton
Bedford
Allegany
Garrett
Berkeley
Washington
Carroll
Baltimore
Harford
Anne
Arundel
Atlantic
Cumberland
Burlington
Camden
Gloucester
Delaware
Chester
Montgomery
Bucks
Lehigh
Berks
Schuylkill
Luzerne
Lycoming
Northumber-
land
Snyder
Union
Centre
Cumberland
Dauphin
Lebanon
Howard
Lancaster
Philadelphia
Source: SNL Financial
Note: Shaded counties indicate those in which Susquehanna holds a top 3 market position
¹ Susquehanna pro forma includes Tower and Abington
Projected population
change 2010-2015
2.3%
4.3%
0.5%
13.3%
13.2%
$52.7
$58.6
Projected HH income
change 2010-2015
Median HH income
2010 ($000)
SUSQ TOBC Pennsylvania
14.3%
$66.6
Stratton
Mgmt.
Valley
Forge
Addis
Group
Graystone
Asset Mgmt.
Susquehanna pro forma¹ branch map
Susquehanna demographics

Few independent players of scale
Few independent players of scale

Deposit market share in Pennsylvania
Deposits Market
Rank Company Branches ($mm) share (%)
1 PNC 505 $58,206 20.4%
2 Wells Fargo 293 37,198 13.0%
3 RBS 386 22,214 7.8%
4 Toronto-Dominion 95 9,632 3.4%
5 Susquehanna (pro forma ABBC and TOBC) 212 8,895 3.1%
5 Banco Santander 170 8,722 3.1%
6 M&T 208 8,385 2.9%
7 Bank of America 100 7,530 2.6%
8 Bank of New York Mellon 6 7,382 2.6%
9 Fulton 137 7,137 2.5%
10 First Niagara 148 6,909 2.4%
12 Susquehanna (pro forma ABBC) 166 6,646 2.3%
13 National Penn 128 6,365 2.2%
14 Northwest 142 5,019 1.8%
15 First Commonwealth 112 4,750 1.7%
19 Tower 46 2,248 0.8%
Independent bank deposit market share in PA, MD, NJ
Source: SNL Financial
Note: Regulatory branch and deposit data as of June 30, 2010; banks and thrifts with PA/MD/NJ deposits > 90% total deposits
¹ Susquehanna has 3 additional branches in West Virginia
Total PA / MD / NJ
Rank Company Deposits % of total deposits Branches
1 Susquehanna (pro forma ABBC and TOBC) $12.3 99% 289¹
1 Fulton 11.7 95% 254
2 Susquehanna (pro forma ABBC) 10.0 99% 240¹
3 F.N.B. 6.9 100% 238
4 National Penn 6.4 98% 130
5 Provident 4.9 100% 83
6 First Commonwealth 4.8 100% 115
7 S&T 3.3 100% 54
8 Sun 3.0 100% 67
9 Sandy Spring 2.5 96% 38
10 Tower 2.3 100% 49
11 Lakeland 2.2 100% 49
12 Kearny 2.1 100% 40
13 Metro 1.9 100% 33
14 OceanFirst 1.5 100% 23
15 Oritani 1.3 100% 23

Pro forma loan and deposit
composition
Pro forma loan and deposit
composition
Source: SNL Financial
Note: Regulatory data as of March 31, 2011; percentages may not add to 100.0% due to rounding
¹ Susquehanna loan and deposit balances are pro forma for Abington transaction

+ =
Total deposits = $10,154mm
Cost of deposits = 0.95%
Retail time
22.5%
MMDA &
Savings
42.5%
Jumbo time
15.3%
Transaction
19.7%
Total deposits = $2,228mm
Cost of deposits = 0.80%
Retail time
21.5%
MMDA &
Savings
55.8%
Jumbo time
16.4%
Transaction
7.3%
Total deposits = $12,381mm
Retail time
22.3%
MMDA &
Savings
44.7%
Jumbo time
15.5%
Transaction
17.5%
Total loans = $10,292mm
Yield = 5.26%
Loans / deposits = 101%
C&D 9.0%
C&I
14.4%
Other
17.8%
Multi-family
2.6%
Total loans = $2,089mm
Yield = 5.39%
Loans / deposits = 94%
Total loans = $12,381mm
Loans / deposits = 100%
+ =
1-4 family
28.0%
CRE
28.2%
C&D 8.4%
C&I
10.7%
Other
3.8%
Multi-family
6.1%
1-4 family
31.9%
CRE
39.1%
C&D 8.9%
C&I
13.8%
Other
15.5%
Multi-family
3.2%
1-4 family
28.7%
CRE
30.0%
SUSQ¹ deposits TOBC deposits Pro forma deposits
SUSQ¹ loans TOBC loans Pro forma loans

3/31/2011
Pro forma
Current (%) Pro forma ABBC (%)² TOBC & ABBC (%)²
TCE / TA¹ 7.7% 8.4% 7.8%
Tier I common 9.7% 10.5% 9.7%
Tier I capital 12.8% 13.5% 12.3%
Pro-forma financial impact
Pro-forma financial impact
Superior financial returns:
IRR of approximately 25%
Immediately accretive to EPS; 10% accretive to 2013 EPS
Tangible book value earn-back in ~5 years
Strong pro-forma capital position:
Assumptions:
Cost savings of $30mm, phased in 75% in 2012 and 100% in 2013; no revenue synergies assumed
One time pre-tax costs of $63mm
Core deposit intangibles of $22mm, amortized over 10 years

¹ Includes deferred tax liabilities associated with intangibles
² Pro forma adjustments assuming SUSQ share price as of June 20, 2011

Financial impact – cost saves
Financial impact – cost saves
Cost savings of approximately 34% of Tower’s non-interest expense¹
Driven by consolidation of branch network of Susquehanna and Tower; approximately
25 branch closings anticipated between Susquehanna and Tower
History of deposit retention in prior acquisitions
Proven track record of delivery on cost savings
Compensation and benefits $20.1
Occupancy 3.8
Systems and technology 2.2
Professional fees 0.9
Marketing & other 3.1
Total cost saves (pre-tax) $30.0
One-time restructuring charge (pre-tax) $63.0

¹ Based on Tower’s core Q1 2011 non-interest expense annualized
($mm)

Comprehensive due diligence
completed
Comprehensive due diligence
completed

Marks taken in
previous acquisitions
Tower Bank First Chester Graystone
Total loans $365 $667 $1,057
Previous credit marks 4 49 0
New credit marks 0 0 35
Gross credit marks taken $4 $49 $35
Gross credit marks 1.0% 6.8% 3.3%
Due diligence completed including branches,
systems, legal and credit
Comprehensive loan review completed – $35mm
gross credit mark
Graystone legacy
—
48% of total portfolio, including majority of
loans above $1mm
—
100% coverage of substandard, non-accrual
and OAEM loans
—
58% of land and development
—
50% of CRE portfolio
Tower (fair valued as of March 2009)
—
No significant deviation from prior mark
—
71% of land and development
First Chester (fair valued as of December 2010)
—
No significant deviation from prior mark
—
74% of land and development
—
Review was slanted to substandard and OAEM
loans
$mm %²
Cumulative losses since 12/31/2007¹ $84 5.5%
Residual credit losses post-3/31/2011 35 2.3%
Cumulative losses including residual credit loss $119 7.8%
¹ Represents cumulative charge-offs and previous credit marks taken at Graystone, Tower and First Chester through 3/31/2011
² % represents gross loans at Graystone, Tower and First Chester as of 12/31/2007
Extensive due diligence process Summary of credit marks

Pricing metrics
Pricing metrics

Tower acquisition Precedent transactions
2
Deal price per share ($) $28.69
Implied premium 41% 24% - 57%
Price to 2012 EPS (IBES) 15.1x
Price to 2013 EPS (IBES) 12.8x
Price to tangible book value 1.5x 1.6x - 1.9x
Core deposit premium¹
6% 9% - 14%
Memo:
Susquehanna price per share $8.34
Note: Financial information as of March 31, 2011; based on market data as of June 20, 2011
1
Core deposits of $1.9bn excludes time deposits of greater than $100k
2
Precedent transactions include First Niagara/NewAlliance, People's United/Danvers, Brookline/Bank of Rhode Island and Valley/State

Abington update
Abington update

On track to take advantage of tremendous deposit, loan and fee income growth from Montgomery and Bucks counties
Employee integration meeting expectations
On target to realize 31% cost saves
Systems integration and conversion expected at close
Shareholder approval received from Susquehanna and Abington
Anticipated closing October 2011

Summary
Summary

Expands Susquehanna’s footprint into highly attractive markets and increases scale in existing markets
Superior financial returns; significant synergy potential
Considerable opportunity for small business lending and fee income generation by delivering on Susquehanna’s full-service platform
Gain experienced, growth oriented management team with extensive in-market knowledge

15 Questions & answers

Additional information about the
merger and where to find it
Additional information about the
merger and where to find it
In connection with the proposed merger, Susquehanna will file a registration statement on Form S-4 with the
SEC, which will contain a joint proxy statement/prospectus of Susquehanna and Tower. The companies will file with the SEC other relevant materials in connection with the merger, and will mail the joint proxy statement/prospectus to their respective shareholders.  Investors and security holders of Susquehanna and
Tower are urged to read the proxy statement/prospectus and the other relevant materials when they become available because they will contain important information about Tower, Susquehanna and the merger.
The joint proxy statement/prospectus and other relevant materials (when they become available), and any other documents filed by Susquehanna or Tower with the SEC, may be obtained free of charge at the SEC’s Web site at http://www.sec.gov.  In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Tower by contacting Brent Smith, Tower Bancorp, Inc., telephone: 717-724-4666 or from
Tower’s Web site at www.towerbancorp.com. Investors and security holders may obtain free copies of the documents filed with the SEC by Susquehanna by contacting Abram G. Koser, Susquehanna Bancshares, Inc.,
26 North Cedar Street, Lititz, PA 17543, telephone: 717-626-4721 or from Susquehanna’s web site at
www.susquehanna.net.
Susquehanna, Tower and their respective directors, executive officers and certain other members of management and employees may be deemed “participants” in the solicitation of proxies from shareholders of
Susquehanna and Tower in favor of the merger.  Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the shareholders of Susquehanna and Tower in connection with the proposed merger will be set forth in the joint proxy statement/prospectus when it is filed with the SEC. You can find information about the executive officers and directors of Susquehanna in its Annual
Report on Form 10-K for the year ended December 31, 2010 and in its definitive proxy statement filed with the
SEC on March 18, 2011. You can find information about Tower’s executive officers and directors in its Annual
Report on Form 10-K for the year ended December 31, 2010 and in its definitive proxy statement filed with the
SEC on April 8, 2011.